SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                           ----------------------


                                 FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):
                     March  8, 2002 (March 5, 2002)


                         Intergraph Corporation
                         ----------------------
           (Exact Name of Registrant as Specified in Charter)



         Delaware                                63-0573222
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     (State or Other    (Commission File        (I.R.S. Number
     Jurisdiction of         Number)           Identification No.)
      Incorporation)


          Intergraph Corporation
    One Madison Industrial Park IW2000
           Huntsville, Alabama                   35894-0001
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 (Address of Principal Executive Offices)        (Zip Code)


             Registrant's telephone number, including area code:
                             (256) 730-2000
                             --------------


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  (Former name or former address, if changed since last report)



Item 5.  Other Events
---------------------

      On August 25, 1993, the Board of Directors of Intergraph Corporation (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the Company's common stock, $.10 par value per share (the "Company Common Stock"), to shareholders of record at the close of business on September 7, 1993 and for each share of Company Common Stock issued thereafter, and entered into a related Rights Agreement. The Board of Directors amended the Rights Agreement on March 16, 1999.

     On March 4, 2002, the Board of Directors of the Company adopted an Amended and Restated Rights Agreement. Each Right, as amended, entitles the registered holder to purchase from the Company one share of Common Stock at a purchase price of $65.00 per share, subject to adjustment. The description and terms and conditions of the Rights, as amended, are set forth in an Amended and Restated Rights Agreement dated March 5, 2002 by and between the Company and Computershare Investor Services, LLC, as Rights Agent (the "Rights Agreement"), a copy of which is filed herewith as an exhibit.


Item  7.   Financial Statements, Pro Forma Financial  Information
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and Exhibits
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         (c)  Exhibits:

          4 Amended and Restated Rights Agreement, dated March 5, 2002, between Intergraph Corporation and Computershare Investor Services, LLC, including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B).

          99   Press Release dated  March 8, 2002.




                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    INTERGRAPH CORPORATION


                                   By:/s/ Larry J. Laster
                                      ---------------------
                                   Name: Larry J. Laster
                                        -------------------
                                   Title: Director, Executive
			                  Vice President, and
                                          Chief Financial Officer

Date:     March 8, 2002




                          Exhibit Index
                          -------------


Exhibit No.                      Description
-----------                      -----------

     4 Amended and Restated Rights Agreement, dated March 5, 2002, between Intergraph Corporation
                                 and    Computershare    Investor
                                 Services,  LLC,  including   the
                                 Form   of   Rights   Certificate
                                 (Exhibit  A)  and  the  Form  of
                                 Summary of Rights (Exhibit B).



     99                          Press  Release dated   March  8,
                                 2002